UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 20, 2015
                 LAREDO PETROLEUM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.
On January 20, 2015, Laredo Petroleum, Inc. (the “Company”) committed to a company-wide reorganization effort (the “Plan”) that includes (i) the relocation of certain employees in the Company’s Dallas, Texas area office to the Company’s other existing offices in Tulsa, Oklahoma and Midland, Texas; (ii) closing the Company’s Dallas, Texas area office and (iii) a workforce reduction of approximately 75 employees. The reduction in workforce was communicated to employees on January 20, 2015 and was generally effective immediately. The relocation of Company employees and the closing of the Company’s Dallas, Texas area office are expected to be completed by June 1, 2015.
The Company’s Board of Directors approved the Plan following the recent drop in crude oil and natural gas prices in an effort to reduce costs and better position the Company for future efficient growth. In connection with the Plan, the Company estimates that it will incur an aggregate of approximately $7.4 million of one-time charges in the first quarter of 2015 comprised of compensation, tax, professional, outplacement, insurance and relocation related expenses. The Company estimates that the cash flow impact of these charges will be approximately $7.4 million.
Safe Harbor Statement
This report contains forward-looking statements, including those related to the expected nature, scope, costs, timing and benefits of the Plan. Statements regarding future events are based on the Company’s current expectations and are necessarily subject to associated risks related to the completion of the Plan in the manner anticipated by the Company. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, but not limited to, uncertain economic and industry conditions, the Company’s ability and timing to implement the changes described above, the Company’s ability to achieve the anticipated benefits and other risks described in the Company’s filings from time to time with the Securities and Exchange Commission, including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2014. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company intends these forward-looking statements to speak only as of the time of this communication and does not undertake to update or revise them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Dated: January 20, 2015	By:	/s/ KENNETH E. DORNBLASER
Kenneth E. Dornblaser
Senior Vice President and General Counsel